EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in the Registration Statement of BSI2000, Inc., on Form SB-2, of our report dated January 24, 2003 on the financial statements of BSI2000, Inc. appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                        /s/  Ehrhardt Keefe Steiner & Hottman PC
                                       -----------------------------------------
                                       Ehrhardt Keefe Steiner & Hottman PC


November 3, 2003
Denver, Colorado







                                 EXHIBIT 23.2-1